SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2005

Progenics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (914) 789-2800

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR       230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-      12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act       (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act       (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

At its meeting on February 7, 2005, the Compensation Committee of the Board of Directors of Progenics Pharmaceuticals, Inc. approved the following salary increases for 2005 and made the following cash bonus awards for 2004 to the specified named executive officers (as defined in Regulation S-K Item 402(a)(3)) of the Company:

Name	Title	2004 Salary	2005 Salary	Cash Bonus
Ronald J. Prentki	President and Director	$370,000	$385,650	$75,000
Robert J. Israel, M.D.	Senior Vice President, Medical Affairs	300,000	312,000	50,000
Robert A. McKinney	Vice President, Finance and Operations	200,000	230,000	60,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:  /s/ Robert A. McKinney
Robert A. McKinney
Vice President, Finance and Operations

Date: March 1, 2005